UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

ONCOSEC MEDICAL INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-54318	98-0573252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 North Main Street, Pennington, NJ	08534-2218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONCS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 30, 2022, the board of directors of OncoSec Medical Incorporated (the “Company”) established that the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) will be held on Tuesday, July 12, 2022. The 2022 Annual Meeting will be a virtual meeting conducted via live webcast beginning at 9:00 a.m. (Eastern Daylight Time). The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2022 Annual Meeting shall be the close of business on Wednesday, May 18, 2022. Because the date of the 2022 Annual Meeting has been changed by more than 30 days from the anniversary of the date of the Company’s 2021 Annual Meeting of Stockholders, which was held on April 29, 2021, the deadline for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as listed in the Company’s 2021 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2021, is no longer applicable. Pursuant to the Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadline for such proposals via this Form 8-K.

To be considered for inclusion in this year’s proxy materials for the 2022 Annual Meeting, stockholder proposals must be submitted in writing by April 15, 2022, to the Company’s Secretary at 24 North Main Street, Pennington, New Jersey 08534. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must also comply with the Company’s Amended and Restated Bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act.

The deadline to submit a proposal regarding a director nomination at the 2022 Annual Meeting has not changed. Any such proposal must comply with the Company’s Amended and Restated Bylaws and be received by the Corporate Secretary at the Company’s principal executive offices not less than 90 days prior to the date of the 2022 Annual Meeting, which date is the close of business on April 13, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2022

OncoSec Medical Incorporated

By:	/s/ Kevin Smith
Name:	Kevin Smith
Title:	Interim President and Chief Executive Officer